UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20459

__________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: February 8, 2006

(Date of earliest event reported)

CHEMOKINE THERAPEUTICS CORP.

(Exact name of Registrant as specified in its charter)

Delaware	333-117858	33-0921251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6190 Agronomy Road, Suite 405 University of British Columbia Vancouver, British Columbia		V6T 1Z3
(Address of principal executive offices)		(Zip code)

Registrant's telephone number, including area code:  (604) 822-0301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

On February 8, 2006, the Company granted each member of its board of directors an option to purchase the number of shares of common stock opposite each person’s name below:

Mohammad Azab	65,000
Michael Evans	20,000
Matthias Kurth	15,000
John Osth	20,000
Richard Piazza	25,000
Hassan Salari	250,000

The foregoing options are exercisable at a price of CDN$1.25 per share, the fair market value per share of common stock on the grant date, and expire on February 8, 2011.  The options are exercisable as to 4% per month commencing on the date of grant, February 8, 2006 and ending on February 8, 2008, when the options will be fully vested.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chemokine Therapeutics Corp.

Date:

March 6, 2006

By:  /s/ David Karp

David Karp

Chief Financial Officer and Corporate Secretary